EXHIBIT 21

                      SUBSIDIARIES OF THE REGISTRANT


Cellular Long Distance Company     (California Corporation)
Cellular Long Distance Company     (Texas Corporation)
Cellular Systems, Inc.             (New York Corporation)
Cellular Telephone Company         (New York General Partnership)
Cellular Telephone Company
  Equipment Sales, Inc.            (New Jersey Corporation)
Indiana Broadcasting Corporation   (Delaware Corporation)
Kingstip Communications, Inc.      (Texas Corporation)
KXAN, Inc.                         (Delaware Corporation)
LC Acquisition Corporation         (Delaware Corporation)
LCH Holdings, Inc.                 (Delaware Corporation)
LCH Communications, Inc.           (Delaware Corporation)
LCN Holdings, Inc.                 (Delaware Corporation)
LIN Cellular Communications
  Corporation                      (California Corporation)
LIN Cellular Communications
  Corporation                      (Delaware Corporation)
LIN Cellular Communications
  Corporation                      (New York Corporation)
LIN Cellular Communications
  Corporation                      (Pennsylvania Corporation)
LIN Cellular Communications
  Corporation                      (Texas Corporation)
LIN Cellular Holdings, Inc.        (New York Corporation)
LIN Cellular of Houston, Inc.      (Texas Corporation)
LIN Cellular Network, Inc.         (Delaware Corporation)
LIN Central Broadcasting
  Corporation                      (Michigan Corporation)
LIN Holdings, Inc.                 (Delaware Corporation)
LIN Long Distance (Texas), Inc.    (Texas Corporation)
LIN Michigan Broadcasting
  Corporation                      (Michigan Corporation)
LIN Satellite Communications
  Corporation                      (Delaware Corporation)
LIN Television Corporation         (Delaware Corporation)
LIN Television Corporation         (Indiana Corporation)
Litchfield Acquisition Corporation (Delaware Corporation)
LTC Holdings, Inc.                 (Delaware Corporation)
LWWI Broadcasting, Inc.            (Delaware Corporation)
Metrocel Long Distance Company     (Texas General Partnership)
Metroplex Telephone Company        (Texas General Partnership)
Mid-Texas Broadcasting, Inc.       (Texas Corporation)
North Texas Broadcasting
  Corporation                      (Texas Corporation)
Satellite Mobile Telephone Company (Limited Partnership)
Southern California Cellular
  Consulting, Inc.                 (California Corporation)
Transit Communications, Inc.       (California Corporation)
WAND Television, Inc.              (Illinois Corporation)
WAVY Television, Inc.              (Virginia Corporation)